SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant  [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
[   ]   Definitive Proxy Statement                Commission Only (as Permitted
[ X ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]   Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12


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                              Echlin Inc.
           (Name of Registrant as Specified In Its Charter)

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                            SPX Corporation
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
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      1)    Title of each class of securities to which transaction applies:

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      3)    Per unit price or other  underlying  transaction  computed pursuant to Exchange Act Rule 0-11:

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[   ] Fee paid previously with preliminary materials.
[   ] Check  box if any part of the fee is  offset  as  provided  by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing:

      1)    Amount Previously Paid:

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      3)    Filing Party:

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      4)    Date Filed:

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Contacts:

Charles A. Bowman
SPX Director of Corporate Finance
(616) 724-5194

George Sard/Anna Cordasco/Paul Caminiti
Sard Verbinnen & Co.
(212) 687-8080


 SPX ISSUES STATEMENT ON PROPOSED AMENDMENT TO CONNECTICUT HOUSE BILL 5695
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     MUSKEGON, MICHIGAN, MARCH 18, 1998 - SPX Corporation (NYSE:SPW)
today issued the following statement regarding the proposed amendment to Connecticut's proposed House Bill 5695:

     "The proposed amendment to House Bill 5695 is special interest legislation which, if passed, would eliminate the right of shareholders of all Connecticut companies to call a special shareholder meeting until 1999. Additionally, the proposed amendment retroactively removes the statutory mandate that 35% of the shareholders of a Connecticut company can call a special shareholder meeting. This proposed amendment is nothing more than another desperate attempt by Echlin, Inc. (NYSE:ECH) senior management to disenfranchise its shareholders.

     "The proposed amendment to House Bill 5695 is bad for all Connecticut companies, the surrounding communities and their employees. While we are disappointed in Echlin's continuing attempts to enact legislation that protects its senior management at the expense of its shareholders and employees, we remain confident that the elected officials of Connecticut will not enact this misguided, special interest legislation.

     "SPX remains committed to completing the compelling combination of our company with Echlin. We will continue to vigorously oppose amended House Bill 5695, and will take all necessary steps to protect shareholder interests."

     SPX Corporation is a global provider of Vehicle Service Solutions to franchised dealers and independent service locations, Service
Support to Vehicle Manufacturers, and Vehicle Components to the worldwide motor vehicle industry. SPX's Internet address is www.spx.com.